                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported): June 2, 2000



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



                           2-84160-W             54-0829246
Virginia
(State or other         (Commission File      (I.R.S. Employer
jurisdiction of             Number)         Identification No.)
incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:(703)750-2202


Former name, former address,and former fiscal year, if changed since last report: N/A

Item 2.        Disposition of Assets.

     On June 2, 2000, Halifax Corporation ("Halifax") executed and delivered a Stock Purchase Agreement dated as of May 31, 2000 (the "Agreement"), with U.S. Facilities, Inc., a Delaware corporation ("Buyer") providing for the sale by Halifax to Buyer of Halifax's operational outsourcing business (the "Business"). The closing of the transactions contemplated in the Agreement (the "Closing") took place simultaneously with the execution and delivery thereof, effective as of May 31, 2000.

     At the Closing Halifax sold to Buyer, all of the capital stock of its wholly-owned subsidiary, Halifax Technical Services, Inc. for a purchase price of $5,600,000, of which $5,500,000 was paid by Buyer to Halifax at Closing with the balance of $100,000 due on the first anniversary of the Closing. The purchase price remains subject to various adjustments set forth in the Agreement.

     A portion of the proceeds received by Halifax, in the approximate amount of $2,900,000 was applied by Halifax on the date of the Closing to the repayment of a portion of its outstanding bank debt owed to SunTrust Bank (successor to Crestar Bank).

     The Agreement contemplates, and Halifax and the Buyer executed and exchanged at Closing, a Transition Agreement pursuant to which Halifax would, for a limited period of time following the Closing, provide administrative assistance and other transition services to Buyer in connection with Buyer's take-over of the Business.

Item 7.        Financial Statements and Exhibits.

     (b)       Pro-forma Financial Information

               The following pro-forma financial information is
                provided herein:

                   (1)Halifax Corporation pro-forma  (unaudited)
                  balance sheet as of December 31, 1999.

                   (2)Halifax Corporation pro-forma  (unaudited)
                  statement of operations for nine monthes ended
                  December 31, 1999 and the year ended
                                  March 31, 1999.

     (c)  Exhibits.

               (1) Stock Purchase Agreement between Halifax Corporation and U.S. Facilities, Inc. dated as of May 31, 2000.

               (2)  Transition Agreement between Halifax Corporation and U.S.
                  Facilities, Inc., dated as of May 31, 2000.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALIFAX CORPORATION


Date:  June 15, 2000          By:  /s/Charles L. McNew
                              Charles L. McNew
                              President and Chief Executive
                              Officer


Halifax Corporation
Pro-forma Balance Sheet as of December 31, 1999

                            As Reported   Adjustments      Adjusted
                            (Unaudited)
   Cash                     $   3,267,000  $        -    $   3,267,000
   Accounts receivable -       16,691,000    4,547,000      12,144,000
   billed
   Inventory                    3,618,000            -       3,618,000
   Invome taxes                   808,000            -         808,000
   Receivable
   Prepaid Expense
                                1,209,000      134,000       1,075,000
                               25,593,000    4,681,000      20,912,000

   Furniture & Equipment        2,105,000      113,000       1,992,000

   Goodwill                     4,072,000      723,000       3,349,000
   Accum amount
   Other assets
                                  850,000       62,000         788,000
                            $  32,620,000 $  5,579,000    $ 27,041,000

   Accounts payable         $   6,023,000 $  1,959,000    $  4,064,000
   Current portion of           3,946,000            -       3,946,000
   long term debt
   Accrued expenses
                               10,866,000    2,265,000       8,601,000
                               20,835,000    4,224,000      16,611,000

   Long term debt              12,115,000            -      12,115,000
   Defered revenue              1,980,000            -       1,980,000

   Common stock                   557,000        5,000         552,000
   Additional paid in           4,641,000            -       4,641,000
   capital
   Retained earnings          (7,296,000)    1,350,000     (8,646,000)
   Treasury Stock
                                (212,000)            -       (212,000)
                            $  32,620,000 $ 5,579,000    $  27,041,000

All adjustments are related to the discontinuance of the operational outsourcing division (HTSI)

Halifax Corporation
Pro-forma Statement of Operations for the Nine months ended December
31, 1999 and
Year ended  March 31, 1999

                            Nine months ended                       Year ended March 31, 1999
                            December 31, 1999

                  As Reported    Adjustments   Adjusted        Audited     Adjustments     Adjusted
                  (Unaudited)
Revenue             $62,505,000  $16,453,000   $46,052,000     $81,812,000  $22,741,000    $59,071,000
Cost of              57,954,000   14,815,000    43,139,000      78,558,000   20,553,000     58,005,000
operations
General and           2,715,000    1,146,000     1,569,000       3,833,000    1,565,000      2,268,000
Administrative

Operating             1,836,000      492,000     1,344,000       (579,000)      623,000    (1,202,000)
income

Interest            (1,253,000)    (295,000)     (958,000)     (1,454,000)    (371,000)    (1,083,000)
expense
Other income             10,000            -        10,000       (773,000)            -      (773,000)
(expense)
Embezzlement
recovery              2,500,000                  2,500,000     (2,593,000)                 (2,593,000)
(loss)                                     -                                          -
Pretax income         3,093,000      197,000     2,896,000     (5,399,000)      252,000    (5,651,000)
Provision
(benefit)                                                       $(100,000)
before taxes              5,000       79,000      (74,000)                      100,000      (200,000)
Net income
(loss) before         3,088,000      118,000     2,970,000     (5,299,000)      152,000    (5,451,000)
discontinued
operations
Discontinued
operations                    -    (118,000)       118,000               -    (152,000)        152,000

Net income         $  3,088,000    $    -     $  3,088,000    $(5,299,000)    $    -       (5,299,000)
(loss)

Earnings
(loss) per
share basic

  Continuing               1.51            -          1.45          (2.63)            -         (2.70)
operations
  Discontinued
operations                    -            -           .06               -            -            .07

                          $1.51           $-         $1.51         $(2.63)           $-        $(2.63)

Earnings
(loss) per
share diluted

  Continuing               1.51            -          1.45          (2.63)            -         (2.70)
operations
  Discontinued
operations                    -            -           .06               -            -            .07

                          $1.51           $-         $1.51         $(2.63)           $-        $(2.63)

Weighted
average number     $  2,032,946           $-  $  2,032,946    $  2,012,611           $-   $  2,012,611
of common
shares
outstanding -
basic

Weighted
average number     $  2,044,830           $-  $  2,044,830    $  2,012,611           $-   $  2,012,611
of common
shares
outstanding -
diluted

                               Exhibits


Exhibit 1    Stock Purchase Agreement

Exhibit 2    Transition Agreement